UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2005

UNITED FINANCIAL MORTGAGE CORP.
(Exact Name of Registrant as Specified in Charter)

Illinois	1-14127	36-43440533
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No)

815 Commerce Drive, Suite 100
Oak Brook, Illinois 60523
(Address of principal executive offices)

Registrant’s telephone number, including area code: (630) 571-7222

Item 2.01.	Completion of Acquisition or Disposition of Assets.

United Financial Mortgage Corp. (the “Company”) completed its acquisition of the prime wholesale origination division of AmPro Mortgage Corporation (“AmPro”) pursuant to an Asset Purchase Agreement, dated May 4, 2005, between the Company and AmPro (the “Agreement”). The acquisition was completed effective August 31, 2005. Pursuant to the transaction, the Company acquired AmPro’s eight prime wholesale production offices and AmPro’s Phoenix, Arizona operations center, including all of the assets relating to the prime wholesale origination division in the production offices and the operations center.

In accordance with the terms of the Agreement, the Company has paid AmPro approximately $2.2 million through the date hereof and is obligated to make additional payments, subject to setoff, deduction and other rights set forth in the Agreement, based on the mortgage loan production of the wholesale production offices acquired from AmPro. The Company has also agreed to assume certain identified obligations of AmPro.

A copy of the Company’s press release announcing the closing is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

In accordance with Item 9.01(a) of Form 8-K, if required pursuant to Regulation S-X, the financial statements of AmPro’s wholesale origination division will be filed by amendment to this Form 8-K no later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

In accordance with Item 9.01(b) of Form 8-K, if required pursuant to Regulation S-X, pro forma financial information will be filed by amendment to this Form 8-K no later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(c) Exhibits.

Exhibit 99.1	Press release dated September 1, 2005 to announce closing of the transaction with AmPro Mortgage Corporation.

Forward-Looking Information

This Current Report on Form 8-K contains, and future oral and written statements may contain, forward-looking statements within the meaning of such term in the Private Securities Litigation Reform Act of 1995 with respect to the Company’s business, financial condition, results of operations, plans, objectives and future performance. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of management and on information currently available to management, are generally identifiable by the use of words such as “believe,”“expect,”“anticipate,”“plan,”“intend,”“estimate,”“may,”“will,”“would,”“could,”“should” or other similar expressions. Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements, including, among others, changes in demand for mortgage loans, the Company’s access to funding sources and the terms upon which it can obtain financing, assumptions underlying the value of the Company’s retained mortgage loan-servicing rights, the impact of economic slowdowns or recessions, management’s ability to manage the Company’s growth and planned expansion, difficulties in integrating or operating newly acquired businesses, competition in the Company’s market, changes in government regulations, the Company’s ability to expand origination volume while reducing overhead, the impact of new legislation or court decisions restricting the activities of lenders or suppliers of credit in the Company’s market, other risk factors disclosed from time to time in the Company’s filings with the Securities and Exchange Commission and the inability of the Company to manage the risks associated with the foregoing as well as anticipated.

These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s filings with the Securities and Exchange Commission.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED FINANCIAL MORTGAGE CORP.

Date: September 6, 2005	By:	/s/ Steve Khoshabe
Steve Khoshabe
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibits

Exhibit 99.1	Press release dated September 1, 2005 to announce closing of the transaction with AmPro Mortgage Corporation.